SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934


Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to S240.14a-11(c) or S240.14a-12

                   THE NEW PARAHO CORPORATION

Payment of Filing Fee (check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.
     1) Title of each class of securities to which transaction transaction applies: _________________________________
     2) Aggregate number of securities to which transaction applies: _____________________________________________
     3) Per unit price of other underlying values of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________

     4) Proposed maximum aggregate value of transaction:
     ___________________________________________________________
     5) Total fee paid:
     ___________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: ________________________________

     2) Form, Schedule or Registration Statement No.:
     ___________________________________________________________
     3) Filing Party: __________________________________________

     4) Date Filed: ____________________________________________

                   THE NEW PARAHO CORPORATION
                     A Colorado Corporation

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       __________________



                        December 4, 1998



     The annual meeting of shareholders of The New Paraho
Corporation (the "Company") will be held at the Holiday Inn, 800
28th Street, Boulder, Colorado, on Friday, December 4, 1998 at
11:00 a.m. The following items will be brought before the shareholders:

     1. To elect a Board of Directors consisting of 10 members to hold office until the next annual meeting of share-holders or until their successors shall be elected and shall qualify.

     2. To consider and act upon a proposal to ratify the selection of Hein + Associates as independent auditors of the Company.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of common stock of record at the close of business on October 23, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof. Shareholders are cordially invited to attend the meeting. All shareholders, whether or not they expect to attend the meeting in person, are requested to complete, date, and sign and return the enclosed Proxy in the enclosed envelope. Should you attend the meeting, you may vote in person even though you have given a Proxy.



                                        By order of the
                                        Board of Directors



                                        Joseph L. Fox
                                        President

                   THE NEW PARAHO CORPORATION

                         PROXY STATEMENT

                 Annual Meeting of Shareholders
                   To Be Held December 4, 1998

In General

          This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The New
Paraho Corporation (hereinafter the "Company"), Suite 104, 5387 Manhattan Circle, Boulder, Colorado 80303, to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Holiday Inn, 800 28th Street, Boulder, Colorado 80303, on Friday, December 4, 1998 at 11:00 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This statement was sent to shareholders on or about October 30, 1998.

          The shares covered by the enclosed Proxy, if such is properly executed and received by the Board of Directors prior to the Meeting, will be voted in favor of the proposals considered at the Meeting, unless such Proxy specifies otherwise, or the authority to vote on the election of directors has been withheld.
A Proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Company, or by executing a Proxy bearing a later date. Shareholders may vote their shares in person if they attend the Meeting even if they have executed and returned a Proxy.

          The matters to be brought before the Meeting are the election of directors to serve for the ensuing year, ratification of the appointment of Hein + Associates as independent auditors for the Company, and any other business as may properly come before the Meeting or any adjournment thereof.

Persons Making this Solicitation

          This proxy is solicited on behalf of the Board of Directors of the Company. This solicitation will be made predominately by mail. The expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Meeting to beneficial owners. Further solicitation of proxies may be made, if necessary, by telephone or oral communication with some shareholders of the Company following the original solicitation. All such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefore, or by the Company's transfer agent, in which case the cost will be borne by the Company.




Voting Securities

          Shareholders of record at the close of business on October 23, 1998 will be entitled to vote at the Meeting. As of that date, there were 50,772,982 shares of the Company's $.01 par value common stock (the "Common Stock") issued and outstanding, each share being entitled to one vote. The Company has no other class of voting securities. The Company's Bylaws provide that one-third of the outstanding shares of the Common Stock entitled to vote, represented in person or by Proxy, shall constitute a quorum at any shareholders' meeting. If a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. Abstentions and broker non-votes will have no effect on the voting. Cumulative voting is not allowed in the election of directors or for any other purpose.

          At the Meeting, the shareholders will elect 10 members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy will vote for a substitute designated by management.

Amount and Nature of Beneficial Ownership

          The following table shows the ownership at September 10, 1998 of the Company's $0.01 par value common stock by each director of the Company, each person known by the Company to own beneficially more than five percent of the outstanding shares of common stock, by all named executive officers, and by all directors and officers of the Company as a group:

                                       Amount and Nature
                                       of Beneficial Ownership      Percent
                                       of Common Stock              of Class
     Beneficial Owner
     Energy Resources Technology             41,784,562                82%
       Land, Inc. ("ERTL")(1)(4)
     5387 Manhattan Circle, #104
     Boulder, CO   80303

     Larry A. Lukens                               ---                 ---

     Adam Reeves                                 46,186                 *

     William J. Murray, Jr.                      63,280                 *

     Theo Ertl                               42,080,562(1)(2)     82.87%(1)(2)

     Joseph L. Fox                           41,858,562(1)(3)     82.44%(1)(3)

     Jann Ertl                                     ---                ---

     Jill Ertl                                     ---                ---

     Twig Ertl                                   20,000                 *

     Buff Ertl Palm                              12,100                 *

     Peter Richard                                3,000                 *

     All Directors and Officers
     as a group (10 persons)                    218,566              83.31%

_____________________________________________________________________________


     *    Indicates ownership of less than 1% of the class.

(1) Theo Ertl and Joseph L. Fox are trustees of the Theo Ertl Revocable Trust, which holds 83% of the voting stock of ERTL. Because of their positions and ownership, Theo Ertl and Joseph L. Fox have the power to affect the manner in which ERTL votes or disposes of the shares of the Company owned by ERTL.

(2) Theo Ertl is the trustee of the Buff Ertl White Trust, the Jill Ertl Esbensen Trust, the Jann Ertl Trust, and the Twig Ertl Trust, each of which owns 74,000 shares of the Company's common stock. As trustee of these trusts, Theo Ertl has the power to affect the manner in which the trusts vote or dispose of the shares of the Company owned by the trusts.

(3) Joseph Fox is the majority shareholder of JLF Investments, Inc., which owns 74,000 shares of the Company's stock.




Election of Directors
(Proposal 1)

     The entire Board of Directors is to be elected with each director to hold office until the next annual meeting or until his successor is elected and qualified. The persons named as proxies in the enclosed proxy have been designated by management and intend to vote for the election of the Board of Directors the persons named below, except where authority is withheld by the shareholder.

     Each of the nominees has consented to be named herein and to serve if elected. However, if any nominee at the time of election is unable or unwilling to serve as a director or is otherwise unavailable for election, the shares represented by proxies will be voted for the election of such person as the Board of Directors may designate or, in absence of such designation, for a nominee selected by the proxy agent named in the enclosed form of proxy.

     The following table contains information concerning the nominees to the Board of Directors of the Company as well as information concerning all executive officers of the Company.














                                                   DIRECTORS
                               POSITION WITH       OR OFFICER     BUSINESS
       NAME          AGE     WITH COMPANY (1)       SINCE       EXPERIENCE(2)
Theo Ertl             81   Chairman of the Board    1986       President, ERTL;
                           of Director and                     Executive Vice
                           member Executive                    President, Lake
                           Committee                           Eldora Corp.

William J. Murray,    83   Director                 1974 (3)   Petroleum
  Jr.                                                          Engineer, Energy
                                                               Consultant

Adam A. Reeves        81   Director and member      1971 (3)   Vice President
                           of Audit Committee                  Treasurer of
                                                               Paraho Devel.
                                                               Corp. 1971-81

Joseph L. Fox         60   President, Chief         1986 (3)   Executive Vice
                           Executive Officer,                  President, ERTL;
                           Director, and member                President, Lake
                           Executive Committee                 Eldora Corp.


Larry A. Lukens       59    Director                1982 (3)   President,
                                                               Sevier Mfg, Inc.

Jann Ertl             53   Vice President,          1986       Vice President,
                           Director                            ERTL; Vice
                                                               Pres., Lake
                                                               Eldora Corp.

Peter L. Richard      50   Director and member      1980-88,   Managing
                           Audit Committee          1990 (3)   Director, Quasar
                                                               Corporation

Jill Ertl             55   Vice President,          1986       Vice President,
                           Director                            ERTL; Vice
                                                               Pres., Lake
                                                               Eldora Corp.

Twig Ertl             51    Treasurer, Director      1986      Treasurer, ERTL;
                                                               Treasurer, Lake
                                                               Eldora Corp.

Buff Ertl Palm        58    Secretary, Director      1986      Secretary, ERTL;
                            and member Audit                   Secretary Lake
                            Committee                          Eldora Corp.


     (1) Each director named above is elected to serve until the next annual meeting of the Company's shareholders, and each officer is elected to serve at the pleasure of the Company's Board of Directors or until his successor has been duly elected and qualified or until his earlier death or resignation. All officers have served in the indicated positions since July 23, 1986.

     (2) Business experience shown is for the last five years unless otherwise indicated. Peter Richard holds a directorship in Guest Supply Inc. and Ashland Global Securities, which are publicly held companies.

     (3) Dates given indicate beginning dates for such persons as directors of Paraho Development Corporation, to which the Company is successor by merger.




     The Company has an Executive Committee and an Audit Committee. The Executive Committee has authority to act for the Board of Directors in most matters. The Audit Committee has power to appoint an outside auditor and to review internal financial controls. The Audit and Executive Committees each have held one meeting since the last annual meeting.

     The Board of Directors has held three meetings since the beginning of its last fiscal year. All members of the Board of Directors attended at least 75% of regularly scheduled and special meetings of the Board of Directors and the committees on which they serve.

     Buff Ertl Palm, Jann Ertl, Jill Ertl, and Twig Ertl are all children of Theo Ertl, the co-Trustee of the Tell Ertl Family
Trust, of which each of the children is a beneficiary.

Remuneration and Other Transactions with Management and Others
Executive and Director Compensation

     The following table indicates the compensation paid to directors and officers in the last three fiscal years:

                                                                  Salaries,
                                        Salaries, Fees,           Fees, Bonuses
                                        Directors' Fees,          for Services
Name of Individuals    Capacities in    Commissions,              Preformed in
or Number of           Which Served     Bonuses for Services      Prior Fiscal
Persons in Group                        Performed in:             Years
                                        1998      1997      1996
_______________________________________________________________________________

Joseph L. Fox      President, Chief      $ 0       $ 0       $ 0       (1)
                   Executive Officer



Larry A. Lukens    Executive Vice        $ 0       $ 0     $63,000     (1)
                   President, Chief
                   Operating Officer
                   and Director

All Directors      Not Applicable        $ 0       $ 0     $63,000     (1)
and Executive
Officers as a
Group (10 Persons)

_______________________________________________________________________________


     (1) Other compensation received is less than 10% of the indicated amount.

     Mr. Lukens employment was terminated as of December 31, 1995, in accordance with his employment agreement as amended on January
1, 1991. Compensation included a monthly base salary of $8,000 and a discretionary monthly bonus of up to $2,500.

     The Company paid no other compensation pursuant to any type of employee benefit or compensation plans in the last fiscal year.

Directors' Compensation

     Directors of the Company receive no remuneration from the Company. The Company does reimburse directors for expenses incurred in attending board meetings.


Certain Relationships and Related Transactions

     Theo Ertl, Joseph L. Fox, Jann Ertl, Jill Ertl, Twig Ertl and Buff Ertl Palm are all either directors, officers or five-percent or greater shareholders, or a combination of the above, of ERTL.

     Theo Ertl, Jann Ertl, Jill Ertl, Twig Ertl and Buff Ertl Palm are all beneficiaries of the Tell Ertl Family Trust (the "Trust"). Joseph L. Fox and Theo Ertl are trustees of the Trust. The Trust had extended a $5,500,000 line of credit to the Company, the remaining balance of which currently is due on July 1, 1999. As of June 30, 1995, the Company had drawn substantially all of the funds available under this line of credit. At that time, in recognition of the Company's inability to repay the interest on this note, the Trust waived unpaid interest accrued to date and eliminated further interest accruals. The Company had used the line of credit to fund the Asphalt Feasibility Program. On December 18, 1996, the Company used funds from the annual principal payment received on its note receivable from The Oil Shale Corporation to reduce the principal amount of the note payable to the Trust. Also on that date, New Paraho executed an assignment to the Trust of its interest in the note receivable, in the amount of $3,083,120. These payments, in addition to two other principal payments to the Trust during fiscal year 1997 have reduced the total amount outstanding on the line of credit to $865,596.

     Certain Colorado oil shale land (the "Mahogany Land"), which the Company mined for purposes of the Asphalt Feasibility Program, is owned 37 1/2% by the Trust, 37 1/2% by certain trusts of which Jann Ertl, Jill Ertl, Twig Ertl, Buff Ertl Palm and others are beneficiaries (the "Children's Trusts"). The other 25% is owned by unrelated parties. The trustees of the Trust, the trustee of the Children's Trusts and the remaining owners have agreed to grant the Company the right, at no cost, to extract sufficient oil shale from the Mahogany Land to conduct the Asphalt Feasibility Program. If the Asphalt Feasibility Program is successful, the Company would negotiate with the trustees of the Trust, the trustee of the Children's Trusts and the remaining owners for additional mining rights. Any ore that is extracted will be accounted for so as to reflect the comparable cost of extracting the oil shale from property owned by unrelated parties.




Ratification of Auditors
(Proposal 2)

     The independent certified public accounting firm of Hein +
Associates completed the audit of the financial statements of the Company for the year ended June 30, 1998.

     Representatives of Hein + Associates are expected to be present at the annual meeting and available to respond to appropriate questions. They will be given an opportunity to make a statement if they so desire.

     This matter is submitted to a vote of the shareholders because the Board of Directors believes that shareholders should have an opportunity to express their views on the matter. If this appointment is not ratified by the shareholders, the Audit
Committee of the Board of Directors may reconsider its selection.

Deadline for Receipt of Shareholder Proposals for Annual
Meeting Scheduled to be held in December, 1999

     Any proposal by a shareholder to be presented at the Company's Annual Meeting of Shareholders scheduled to be held in December, 1999 must be received at the offices of the Company, Suite 104, 5387 Manhattan Circle, Boulder, Colorado 80303, no later than July 31, 1999.

     If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgement on such matters.


Financial Statements

     The Annual Report on Form 10-K for the fiscal year ended June 30, 1998, including financial statements, accompanies these proxy materials and is incorporated herein by reference.

PROXY                                                         PROXY

                   THE NEW PARAHO CORPORATION
                 Annual Meeting of Shareholders
                        December 4, 1998


The undersigned hereby appoints Joseph L. Fox and Anne Morgan Smith, or either of them, proxies with full power of substitution to vote for the undersigned all shares of the Common Stock of The New Paraho Corporation (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, December 4, 1998, at the Holiday Inn, 800 28th Street, Boulder, Colorado at 11:00 a.m., Denver, Colorado time and at any adjournment thereof:

(1)  Election of
          Theo Ertl       William J. Murray, Jr.   Adam A. Reeves
          Joseph L. Fox   Larry A. Lukens          Jann Ertl
          Jill Ertl       Twig Ertl                Buff Ertl Palm
          Peter Richard

to hold office until the next Annual Meeting of Shareholders or until their successors shall be elected and shall qualify. If any nominee becomes unavailable, the Board of Directors may designate a substitute nominee and such shares will be voted for such nominee.

           ___ FOR                     ___ REFRAIN FROM VOTING ON

INSTRUCTION:  TO VOTE AGAINST ANY OF THE NOMINEES, DRAW A LINE
THROUGH THE APPLICABLE NAME OR NAMES ABOVE.

(2) Ratification of appointment of Hein + Associates as independent auditors of the Company.

          ___FOR                        ___AGAINST

(3) In their discretion, the proxies are authorized to vote on such other business that lawfully may come before the meeting.


This proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) AND PROPOSAL (2).





The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting and Proxy Statement.

                              Date:________________________________

                              _____________________________________
                                    Signature of Shareholder

                              _____________________________________
                                    Signature if Held Jointly

                              IMPORTANT:  Please date this Proxy
                              and sign exactly as your name or
                              names appear on your stock
                              certificate.  If shares are held
                              jointly, signatures should include
                              both names.  Executors,
                              administrators, trustees, guardians
                              and others signing in a
                              representative capacity, please give
                              full title.  If a corporation,
                              please sign in full corporate name
                              by officer.  If a partnership,
                              please sign partnership name by
                              authorized person.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY.
Please put a check in the box if you intend to attend the Annual
Meeting.   ____